Exhibit 10.4

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 (the “Amendment”) to Third Amended and Restated Investor Rights Agreement is made as of this 20th day of August, 2010, by and among Achillion Pharmaceuticals, Inc. (the “Company”), and certain holders of the Company’s common stock, $.001 par value per share (the “Holders”), who are parties to the Third Amended and Restated Investor Rights Agreement, dated as of August 11, 2008 (the “IRA”).

WHEREAS, the Company wishes to terminate several provisions of the IRA; and

WHEREAS, the parties hereto wish to facilitate the termination but provide for certain rights as set forth herein to survive such termination.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the undersigned, who represent holders of at least two-thirds of the Conversion Shares (as defined in the IRA) held by the Holders, hereby agree as follows:

1.	The definition of “Registration Rights Agreement” in Section 1 of the IRA is hereby deleted in its entirety and the following is inserted in lieu thereof:

““Registration Rights Agreement” means that certain Registration Rights Agreement, dated on or about August 18, 2010, by and among the Company and the parties named therein (the “Purchasers”).”

2.	The following definition is hereby added to Section 1 of the Agreement:

““Effective Date” means the date all of the Registrable Securities (as defined in the Registration Rights Agreement) have been registered pursuant to effective registration statements filed pursuant to the Registration Right Agreement.””

3.	Sections 4, 5, 10 and 11 of the IRA are hereby deleted in their entirety and shall have no further force or effect.

4.	Section 14(f) of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“(f) The Company shall have no obligations pursuant to Section 6 with respect to any request or requests for registration made by any Holder after October 25, 2013.”

5.	Section 14(h) of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“(h) Notwithstanding anything to the contrary set forth in this Agreement, a Holder shall cease to be a Holder for purposes of this Agreement when such Holder no longer holds Restricted Stock.”

6.	Any references to Sections 4 or 5 of the IRA are hereby deleted from the IRA.

7.	The Company represents and warrants to each Holder as follows:

(i) The execution, delivery and performance of this Amendment by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

(ii) This Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to (A) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (B) rules of law governing specific performance, injunctive relief or other equitable remedies.

8.	Except as amended hereby, the IRA shall remain in full force and effect.

9.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflicts of laws.

10.	This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute the same document.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

ACHILLION PHARMACEUTICALS, INC.

By:	/s/ Michael D. Kishbauch
Name:	Michael D. Kishbauch
Title:	President and Chief Executive Officer

Address:	300 George Street
New Haven, CT 06511

HOLDERS:

ADVENT HEALTH CARE & LIFE SCIENCES II LIMITED PARTNERSHIP

By:	Advent International Limited Partnership, General Partner

By:	Advent International Corporation,
General Partner

By:	/s/ Jason Fisherman
Name:	Jason Fisherman	Dated: August 20, 2010
Title:	Attorney-in-Fact

ADVENT HEALTH CARE AND LIFE SCIENCES II BETEILIGUNG GMBH & CO. KG

By:	Advent International Limited Partnership, General Partner

By:	Advent International Corporation,
General Partner

By:	/s/ Jason Fisherman
Name:	Jason Fisherman
Title:	Attorney-in-Fact
Dated: August 20, 2010

ADVENT PARTNERS HLS II LIMITED PARTNERSHIP

By:	Advent International Corporation, General Partner

By:	/s/ Jason Fisherman	Dated: August 20, 2010
Name:	Jason Fisherman
Title:	Attorney-in-Fact

ADVENT PARTNERS LIMITED PARTNERSHIP

By:	Advent International Corporation, General Partner

By:	/s/ Jason Fisherman	Dated: August 20, 2010
Name:	Jason Fisherman
Title:	Attorney-in-fact

Dated: August , 2010
Jonas V. Alsenas

ATLAS VENTURE ENTREPRENEURS’ FUND V, L.P.
ATLAS VENTURE FUND V, L.P.
ATLAS VENTURE PARALLEL FUND V-A, C.V.

By:	Atlas Venture Associates V, L.P., their General Partner

By:	Atlas Venture Associates V, Inc., its General Partner

By:	/s/ Jean-Francois Formela
Name:	Jean-Francois Formela
Title:	Vice President
Dated: August 20, 2010

BEAR STEARNS HEALTH INNOVENTURES EMPLOYEE FUND, L.P.

By:	/s/ Todd Hesse	Dated: August 20, 2010
Name:	Todd Hesse
Title:	Managing Director on Behalf of the General Partner

BEAR STEARNS HEALTH INNOVENTURES OFFSHORE, L.P.

By:	/s/ Todd Hesse	Dated: August 20, 2010
Name:	Todd Hesse
Title:	Managing Director on Behalf of the General Partner

BEAR STEARNS HEALTH INNOVENTURES, L.P.

By:	/s/ Todd Hesse	Dated: August 20, 2010
Name:	Todd Hesse
Title:	Managing Director on Behalf of the General Partner

BSHI MEMBERS, L.L.C.

By:	/s/ Todd Hesse	Dated: August 20, 2010
Name:	Todd Hesse
Title:	Managing Director on Behalf of the General Partner

BX, L.P.

By:	/s/ Todd Hesse	Dated: August 20, 2010
Name:	Todd Hesse
Title:	Managing Director on Behalf of the General Partner

CAPITAL VENTURES INTERNATIONAL

By:		Dated: August , 2010
Name:
Title:

COMMUNITY INVESTMENT PARTNERS IV L.P., LLLP

By:	CIP Management L.P., LLLP, its managing general partner

By:		Dated: August , 2010
Name:
Title:

CONNECTICUT EMERGING ENTERPRISES, L.P.

By:	Emerging Enterprises Management LLC, its General Partner

By:	Connecticut Innovations, Incorporated, its Sole Member

By:	/s/ Peter Longo	Dated: August 20, 2010
Name:	Peter Longo
Title:	President & Executive Director

CONNECTICUT INNOVATIONS, INCORPORATED

By:	/s/ Peter Longo	Dated: August 20, 2010
Name:	Peter Longo
Title:	President & Executive Director

CRESTWOOD CAPITAL MASTER FUND LTD.

By:		Dated: August , 2010
Name:
Title:

CRESTWOOD CAPITAL PARTNERS II, L.P.

By:		Dated: August , 2010
Name:
Title:

Dated: August , 2010
Kim Fennebresque

GE CAPITAL CORPORATION

By:	/s/ Scott R. Towers	Dated: August 20, 2010
Name:	Scott R. Towers
Title:	Duly Authorized Signatory

GILEAD SCIENCES, INC.

By:		Dated: August , 2010
Name:
Title:

H&D INVESTMENTS 2001

By:		Dated: August , 2010
Name:
Title:

INTERNATIONAL BIOTECHNOLOGY TRUST PLC.

By:		Dated: August , 2010
Name:
Title:

KBL HEALTHCARE, L.P.

By:	/s/ Marlene Krauss	Dated: August 20, 2010
Name:	Marlene Krauss
Title:	Managing Director

KBL PARTNERSHIP, L.P.

By:	/s/ Marlene Krauss	Dated: August 20, 2010
Name:	Marlene Krauss
Title:	Managing Director

Dated: August , 2010
David M. Malcolm

OAK INVESTMENT PARTNERS VIII, LIMITED PARTNERSHIP

By:	Oak Associates VIII, LLC, its General Partner

By:		Dated: August , 2010
A Member

OAK VIII AFFILIATES FUND , LIMITED PARTNERSHIP

By:	Oak Associates VIII, LLC, its General Partner

By:		Dated: August , 2010
A Member

OAKWOOD MEDICAL INVESTORS III (QP), L.L.C.

By:	Oakwood Medical Management III, L.L.C., its Manager

By:	/s/ Raul E. Perez	Dated: August 20, 2010
Name:	Raul E. Perez, M.D.
Title:	President

OAKWOOD MEDICAL INVESTORS III, L.L.C.

By:	Oakwood Medical Management III, L.L.C., its Manager

By:	/s/ Raul E. Perez	Dated: August 20, 2010
Name:	Raul E. Perez, M.D.
Title:	President

Dated: August , 2010
Stelios Papadopoulos

PGE INVESTMENTS 2002, LLC

By:		Dated: August , 2010
Name:
Title:

Dated: August , 2010
Barbara A. Piette

POUND CAPITAL CORPORATION

By:		Dated: August , 2010
Name:
Title:

Dated: August , 2010
Peter Reikes

SCHEER INVESTMENT HOLDINGS III, LLC

By:	/s/ David I. Scheer	Dated: August 20, 2010
Name:	David I. Scheer
Title:	Managing Member

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II GROUP CO-INVESTMENT SCHEME

By:	SITCO Nominees Ltd. – VC 01903, its Nominee

By:	/s/ Lana Desmond /s/ Donna Douglas	Dated: August 20, 2010
Name:	Lana Desmond Donna Douglas
Title:	Authorized Signatures

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP1

By:	Schroder Venture Managers Inc., its General Partner

By:	/s/ Lana Desmond /s/ Donna Douglas	Dated: August 20, 2010
Name:	Lana Desmond Donna Douglas
Title:	Authorized Signatures

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP2

By:	Schroder Venture Managers Inc., its General Partner

By:	/s/ Lana Desmond /s/ Donna Douglas	Dated: August 20, 2010
Name:	Lana Desmond Donna Douglas
Title:	Authorized Signatures

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP3

By:	Schroder Venture Managers Inc., its General Partner

By:	/s/ Lana Desmond /s/ Donna Douglas	Dated: August 20, 2010
Name:	Lana Desmond Donna Douglas
Title:	Authorized Signatures

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II STRATEGIC PARTNERS L.P.

By:	Schroder Venture Managers Inc., its General Partner

By:	/s/ Lana Desmond /s/ Donna Douglas	Dated: August 20, 2010
Name:	Lana Desmond Donna Douglas
Title:	Authorized Signatures

SCHRODER VENTURES INVESTMENTS LIMITED

By:	SV (Nominees) Limited, its Nominee

By:	/s/ John Marren	Dated: August 20, 2010
Name:	John Marren
Title:	Director

SG VENTURES I, L.P.

By:	Société Générale Investment Corporation, its General Partner

By:		Dated: August , 2010
Name:
Title:

TRINITY EQUITY INVESTMENTS I, LLC

By:	/s/ Sengal Selassie	Dated: August 20, 2010
Name:	Sengal Selassie
Title:	President

WEBSTER FINANCIAL CORPORATION

By:	/s/ Joseph Savage	Dated: August 20, 2010
Name:	Joseph Savage
Title:	EVP – Commercial Banking

Dated: August , 2010
Christopher White

YALE UNIVERSITY

By:		Dated: August , 2010
Name:
Title: